Earnings Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
The net income available for common shareholders and earnings per common share presented in the table below excludes the results of operations of the Entities under Common Control (see note 3).

	Year Ended December 31,
	2016 $	2015 $	2014 $
Net income	62,855	179,635	60,538
Less: Net income attributable to the Entities under Common Control	—	(2,708)	(3,396)
Net income available for common shareholders	62,855	176,927	57,142
Weighted-average number of common shares - basic	156,323,348	130,136,228	85,882,685
Dilutive effect of stock-based awards	242,067	581,481	364,452
Weighted average number of common shares - diluted	156,565,415	130,717,709	86,247,137
Earnings per common share:
- Basic	0.40	1.36	0.67
- Diluted	0.40	1.35	0.66

Stock-based awards, which have an anti-dilutive effect on the calculation of diluted earnings per common share, are excluded from this calculation. For the years ended December 31, 2016, 14 thousand restricted stock units (2015 - nil, 2014 - nil) had an anti-dilutive effect on the calculation of diluted earnings per common share. For the years ended December 31, 2016, 2015, and 2014, options to acquire 0.7 million shares, 44 thousand shares, and 0.1 million shares of the Company’s Class A common stock, respectively, had an anti-dilutive effect on the calculation of diluted earnings per common share.